Exhibit 10.01

Execution Version

COMMITMENT INCREASE AGREEMENT

THIS COMMITMENT INCREASE AGREEMENT (this “Agreement”) is made as of March 20, 2025 (the “Effective Date”), by and among ING CAPITAL LLC (“ING”), as a Lender, Lead Arranger, Bookrunner, Sustainability Structuring Agent and Administrative Agent (in such capacity, “Administrative Agent”), LAFAYETTE SQUARE USA, INC., a Delaware corporation (the “Borrower”), and the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”). Reference is made to that certain Senior Secured Revolving Credit Agreement, dated as of June 18, 2024, by and among the Borrower, the Subsidiary Guarantors, the Lenders and other parties from time to time party thereto and Administrative Agent (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement dated as of September 20, 2024, and as further amended, supplemented, renewed, extended, or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.06(e) of the Credit Agreement, the Borrower has requested an increase in the Commitments; and

WHEREAS, ING (the “Increasing Lender”) has agreed to increase its Commitment by increasing its Dollar Commitments by $25,000,000, for a total Commitment as set forth on Schedule 1.01(b) attached hereto (the “Commitment Increase”).

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Commitment Schedule AND REALLOCATIONS. Schedule 1.01(b) (Commitments) of the Credit Agreement is hereby replaced with Schedule 1.01(b) attached hereto. On the Effective Date (a) the Borrower shall make such prepayments and borrowings and other relevant actions as set forth in Section 2.06(e)(iv) of the Credit Agreement and (b) the Borrower, Administrative Agent and the Increasing Lender shall make such reallocations, assignments and other relevant actions in respect of each Lender’s outstanding Loans of such Class as are necessary so that, after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Lenders of such Class (after giving effect to the Commitment Increase).

2.            Representations and Warranties. As of the Effective Date, the Borrower hereby represents and warrants to Administrative Agent and the Lenders that:

(a)            Due Authorization; Enforceability. The Borrower and the Subsidiary Guarantors each has the authority to execute this Agreement and perform its obligations under the Credit Agreement. This Agreement has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and this Agreement constitutes the legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors, enforceable against the Borrower and the Subsidiary Guarantors in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)            Representations and Warranties in Credit Agreement. All of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which is true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)            No Event of Default. No Event of Default or Default has occurred and is continuing on the Effective Date or would immediately result after giving effect to this Agreement.

(d)            Beneficial Ownership Certification. To the best knowledge of the Borrower, the information included in each Beneficial Ownership Certification provided prior on or prior to the Effective Date to any Lender, if applicable, is true and correct in all respects.

(e)            Conditions to Increase. Each of the applicable conditions to a Commitment Increase set forth in Section 2.06(e)(i) of the Credit Agreement are satisfied as of the Effective Date. The Borrower is making the certification set forth in this Section 3(e) in satisfaction of the certificate requested under Section 2.06(e)(ii)(A) of the Credit Agreement.

3.            Effectiveness. The effectiveness of this Agreement as of the Effective Date is subject to receipt (or waiver) by Administrative Agent of each of the following:

(a)            Commitment Increase Agreement. A counterpart of this Agreement duly executed and delivered by the Borrower, the Subsidiary Guarantors, Administrative Agent and the Increasing Lender;

(b)            Borrowing Base Certificate. A Borrowing Base Certificate showing a calculation of the Borrowing Base after giving effect to the Commitment Increase; and

(c)            Fees; Costs and Expenses. Payment by the Borrower in full to Administrative Agent and the Lenders of all fees and expenses related to this Agreement owing on the Effective Date under any Loan Document to the extent invoiced.

4.            Miscellaneous.

(a)            Consent and Reaffirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby (i) agrees that each Guarantee and Security Agreement, each Capital Call Security Agreement and each of the other Security Documents, as applicable, are in full force and effect, (ii) reaffirms its obligations under each Guarantee and Security Agreement and each Capital Call Security Agreement, as applicable, and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in each Guarantee and Security Agreement) under the applicable Security Documents and (iii) acknowledges and affirms that such grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in each Guarantee and Security Agreement).

(b)            Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower, or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as amended by this Agreement.

(c)            Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

(d)           Governing Law; Jurisdiction; Etc.

(i)            Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(ii)           Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

(iii)          Waiver of Venue. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (d)(ii) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(iv)         Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e)            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(g)            Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, and 9.12 of the Credit Agreement are hereby incorporated by reference.

(h)            Counterparts; Electronic Signatures. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(i)             Loan Document. This Agreement shall constitute a “Loan Document” under the Credit Agreement.

Remainder of Page Intentionally Left Blank.
Signature Page(s) Follow(s).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

INCREASING LENDER:

ING CAPITAL LLC

By:	/s/ Grace Fu
	Name:	Grace Fu
	Title:	Managing Director

By:	/s/ Richard Troxel
	Name:	Richard Troxel
	Title:	Director

Signature Page to

Commitment Increase Agreement

Acknowledged and Agreed: BORROWER: LAFAYETTE SQUARE USA, INC.

By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

GUARANTORS:

LS BDC HOLDINGS, LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

LS BDC HOLDINGS (DN), LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

LS BDC HOLDINGS (NGCF), LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

LS BDC HOLDINGS (160), LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

Signature Page to

Commitment Increase Agreement

Acknowledged and Agreed: ADMINISTRATIVE AGENT:
ING CAPITAL LLC, as Administrative Agent
/s/ Grace Fu
Name:	Grace Fu
Title:	Managing Director
/s/ Richard Troxel
Name:	Richard Troxel
Title:	Director

Signature Page to

Commitment Increase Agreement